EXHIBIT 10.3

GSC ACQUISITION COMPANY

INITIAL FOUNDER’S SECURITIES

PURCHASE AGREEMENT

          THIS INITIAL FOUNDER’S SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 7, 2006, is entered into by and among GSC Acquisition Company, a Delaware corporation (the “Company”) and GSC Secondary Interest Fund, LLC, a Delaware limited liability company (the “Purchaser”).

          WHEREAS, the Company intends to file a registration statement (the “Registration Statement”) for the initial public offering of units (the “Initial Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $6.00 per Share.

          WHEREAS, prior to the filing of the Registration Statement, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $25,000 (the “Initial Founder’s Shares Purchase Price”), 5,468,750 Shares (the “Initial Founder’s Shares”).

          WHEREAS, concurrently with the sale of units in the Initial Public Offering, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $4,000,000 (the “Initial Founder’s Warrants Purchase Price”), 4,000,000 initial founder’s warrants to purchase Shares (the “Initial Founder’s Warrants”).

          NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Initial Founder’s Shares and Initial Founder’s Warrants.

     A. Authorization of the Initial Founder’s Shares and Initial Founder’s Warrants. The Company has duly authorized the issuance and sale to the Purchaser of each of the Initial Founder’s Shares and the Initial Founder’s Warrants.

     B. Purchase and Sale of the Initial Founder’s Shares and Initial Founder’s Warrants. On November 7, 2006, in the case of the Initial Founder’s Shares and the closing of the Initial Public Offering, in the case of the Initial Founder’s Warrants, or as each such date may be extended from time to time by mutual agreement of the parties (in each case, the “Closing Date”), the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, the Initial Founder’s Shares for the Initial Founder’s Shares Purchase Price and the Initial Founder’s Warrants for the Initial Founder’s Warrants Purchase Price, respectively. On the applicable Closing Date, the Company shall deliver certificates evidencing the Initial Founder’s Shares or the Initial Founder’s Warrants, as the case may be, to be purchased by the Purchaser hereunder, in each case registered in the Purchaser’s name, upon the payment by the Purchaser of the Initial Founder’s Shares Purchase Price or the Initial Founder’s Warrants Purchase Price, as

the case may be, by wire transfer of immediately available funds to the Company in accordance with the Company’s wiring instructions.

     C. Terms of the Initial Founder’s Shares and the Initial Founder’s Warrants.

          i. Initial Founder’s Shares: The Initial Founder’s Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the Initial Founder’s Share Certificate attached as Exhibit A hereto. Without limiting the foregoing, the Purchaser hereby expressly agrees that if the Corporation consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a “Business Combination”), the Purchaser agrees to vote the Initial Founder’s Shares in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) the Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 3.D of this Agreement.

          ii. Initial Founder’s Warrants: The Initial Founder’s Warrants shall have the terms set forth in the form of Warrant Agreement set forth as Exhibit B hereto.

          iii. Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser shall not sell or transfer the Initial Founder’s Shares for a period of three years from the consummation of the Initial Public Offering except to a Permitted Transferee (as defined in the Warrant Agreement) who agrees in writing with the Company to be subject to such transfer restrictions, vote such shares as provided in (i) above and waive any right to participate in any liquidation distribution as provided in (i) above. In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser acknowledges that the Initial Founder’s Warrants and the Shares issuable upon exercise of the Initial Founder’s Warrants are subject to the restrictions on transfer set forth in the Warrant Agreement.

          iv. Registration Rights: In connection with the closing of the Initial Public Offering, the Company and the Purchaser shall enter into an agreement (the “Registration Rights Agreement”) granting the Purchaser registration rights with respect to the Initial Founder’s Shares, the Initial Founder’s Warrants and the Shares underlying the Initial Founder’s Warrants.

Section 2. Representations and Warranties of the Company.

     As a material inducement to the Purchaser to enter into this Agreement and purchase the Initial Founder’s Shares and Initial Founder’s Warrants, the Company hereby represents and warrants to the Purchaser that:

     A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

     B. Authorization; No Breach.

          (i) The execution, delivery and performance of this Agreement, the Warrant Agreement and the Initial Founder’s Warrants have been duly authorized by the Company as of the applicable Closing Date. This Agreement constitutes the valid and binding obligation of the

Company, enforceable in accordance with its terms. The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Initial Founder’s Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the applicable Closing Date.

          (ii) The execution and delivery by the Company of this Agreement, the Warrant Agreement and the Initial Founder’s Warrants, the sale and issuance of each of the Initial Founder’s Shares and the Initial Founder’s Warrants, the issuance of the Shares of common stock upon exercise of the Initial Founder’s Warrants and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the applicable Closing Date (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation of the Company or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

     C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, each of the Initial Founder’s Shares to be purchased hereunder and, the Shares issuable upon exercise of the Initial Founder’s Warrants, will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, the Purchaser will have or receive good title to the Initial Founder’s Shares, the Initial Founder’s Warrants and the Shares issuable upon exercise of such Initial Founder’s Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.

     D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the Warrant Agreement, or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Purchaser.

     As a material inducement to the Company to enter into this Agreement and issue and sell the Initial Founder’s Shares and Initial Founder’s Warrants, the Purchaser hereby represents and warrants to the Company that:

     A. Capacity and State Law Compliance. The Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Initial Founder’s Shares and Initial Founder’s Warrants is permitted under applicable securities laws. The Purchaser understands and acknowledges that the purchase of Shares upon the exercise of the Initial Founder’s Warrants will require the availability of an exemption from registration under federal and/or state securities laws and that any sale of such Shares shall require registration or the availability of an exemption from registration under federal and/or state securities laws.

     B. Authorization; No Breach.

          (i) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

          (ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchaser do not and shall not as of the applicable Closing Date conflict with or result in a breach of the terms, conditions or provisions of the certificate of formation or limited liability company agreement of the Purchaser or any other agreement, instrument, order, judgment or decree to which the Purchaser is subject.

     C. Investment Representations.

          (i) The Purchaser is acquiring the Initial Founder’s Shares and the Initial Founder’s Warrants and, upon exercise of the Initial Founder’s Warrants, the Shares issuable upon such exercise (collectively, the “Securities”) for its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

          (ii) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

          (iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

          (iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

          (v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. the Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the Purchaser’s acquisition of the Securities.

          (vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (vii)The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser understands that the

Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. The Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

          (viii) The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

D. Waiver of Right to Amounts in the Trust Account and Indemnification.

          (i) The Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public Offering and the sale of the Initial Founder’s Warrants, as a result of any liquidation of the trust account, with respect to the Initial Founder’s Shares (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which it may be entitled upon liquidation of the Company in respect of the Purchaser’s ownership of Shares other than the Initial Founder’s Shares.

          (ii) The Purchaser acknowledges and agrees that the stockholders of the Company, including those who purchase the units in the Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 3.D. of this Agreement.

          (iii) The Purchaser agrees that to the extent any waiver of rights under this Section 3.D. is ineffective as a matter of law, the Purchaser has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. The Purchaser acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

Section 4. Conditions of the Purchaser’s Obligations.

     The obligation of the Purchaser to purchase and pay for the Initial Founder’s Shares and the Initial Founder’s Warrants is subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:

     A. Representations and Warranties. The representations and warranties of the Company contained in Section 2, shall be true and correct at and as of the applicable Closing Date as though then made.

     B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

     C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 5. Conditions of the Company’s Obligations.

     The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:

     A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of the applicable Closing Date as though then made.

     B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

     C. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the Warrant Agreement and the issuance and sale of the Initial Founder’s Shares and Initial Founder’s Warrants hereunder.

     D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 6. Termination.

     This Agreement may be terminated at any time prior to the applicable Closing Date as it relates only to the Securities to be purchased pursuant to this Agreement on and after such Closing Date upon the mutual written consent of the Company and the Purchaser.

Section 7. Survival of Representations and Warranties.

     All of the representations and warranties contained herein shall survive the applicable Closing Date.

Section 8. Definitions.

     Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 9. Miscellaneous.

A. Legends.

          (i) The certificates evidencing the Initial Founder’s Shares will include the legend set forth on Exhibit A hereto, which the Purchaser has read and understands. The Initial Founder’s Warrants and Shares issued upon exercise of any Founder’s Warrants (as defined in the Warrant Agreement) will include the legend set forth in Exhibit B to the Warrant Agreement and in the Warrant Agreement respectively, which the Purchaser has read and understands.

          (ii) By accepting the Securities, the Purchaser agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and the Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

          (b) if reasonably requested by the Company, (A) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof

     Notwithstanding the foregoing, the Purchaser also understands and acknowledges that the transfer of the Initial Founder’s Shares and the Initial Founder’s Warrants and exercise of the Initial Founder’s Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the Warrant Agreement as to which the Purchaser specifically assents by its execution hereof.

          (iii) The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

     B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

     C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     E. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

     F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

     G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company: GSC Acquisition Company
500 Campus Drive, Suite 220
Florham Park, NJ 07932
Fax No.: 973-437-1037

With a copy to: Deanna L. Kirkpatrick
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Fax No.: 212-450-3135

If to the Purchaser: GSC Secondary Interest Fund, LLC
c/o GSC Group
300 Campus Drive, Suite 110
Florham Park, NJ 07932
Fax No.: 973-593-5454

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

GSC ACQUISITION COMPANY

/s/ Matthew C. Kaufman

By:	Matthew C. Kaufman
President and Secretary

GSC SECONDARY INTEREST FUND, LLC

By:	GSCP (NJ) Holdings, L.P., its sole member

By:	GSCP (NJ), Inc., its general partner

/s/ Matthew C. Kaufman

By:	Matthew C. Kaufman
Managing Director

Exhibit A

[SPECIMEN INITIAL FOUNDER’S COMMON STOCK CERTIFICATE]

NUMBER	SHARES

CUSIP

GSC ACQUISITION COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
EACH OF THE COMMON STOCK OF

GSC ACQUISITION COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	GSC Acquisition Company
CORPORATE DELAWARE
SEAL

PRESIDENT	SECRETARY

DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT -

TEN ENT	as tenants by the entireties	Custodian ___________
JT TEN	as joint tenants with right of		(Cust) (Minor)
	survivorship and not as		under Uniform Gifts to Minors
	tenants in common		Act

(State)

Additional Abbreviations may also be used though not in the above list.

GSC Acquisition Company

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO (i) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND (ii) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVE ANY RIGHT TO PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE PURSUANT TO AN INITIAL PURCHASER’S SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 7, 2006, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

For value received, __________________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT
SOCIAL
SECURITY OR OTHER
IDENTIFYING
NUMBER OF ASSIGNEE

     ______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

__________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________

___________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

WARRANT AGREEMENT

(Form of Warrant Agreement filed separately as Exhibit 4.3.)